Amendment Number 1 (“Amendment #1”)

to the

Overture Master Agreement (“Agreement”)

between

Overture Services, Inc. (“Overture”) and Viewpoint Corporation (“Publisher”)

Effective Date of Agreement: January 14, 2004

This Amendment #1 to the above referenced Agreement is made and entered into effective as of May 11, 2004 (“Amendment Effective Date”) by and between Overture Services, Inc., a Delaware corporation with its principal place of business at 74 North Pasadena Avenue, 3rd Floor, Pasadena, California 91103, and Viewpoint Corporation, a Delaware corporation with its principal place of business at 498 Seventh Avenue, New York, NY, 10018.

In consideration of the mutual covenants contained herein, and for such other goods and valuable consideration, the sufficiency of which is acknowledged by the parties hereto, Overture and Publisher desire to amend the Agreement as follows:

1.             Conflicts, Use of Terms. In the event of conflict between the terms and conditions of the Agreement and the terms and conditions of this Amendment #1, the terms and conditions of this Amendment #1 will control. All capitalized terms used but not defined herein will have the meaning assigned to them in the Agreement.

2.	Modification of the Agreement. The Agreement is modified as follows: Exhibit 1-A is amended to add the mockups attached hereto as “Exhibit 1-A to Overture Master Agreement – Supplement 1.”

b.

In addition to the existing terms and conditions of the Agreement, the following provisions shall apply specifically to the distribution of the Toolbar as implemented in Exhibit 1-A to Overture Master Agreement – Supplement 1:

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3.             No Other Modifications. Except as provided above, the terms and conditions of this Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #1 to the Agreement to be executed by their duly authorized representatives on the date(s) set forth below.

Overture Services, Inc.	Viewpoint Corporation

Signature /s/ William Demas	Signature /s/ Michael Salort

Name William Demas	Name Michael Salort

Title SVP & GM, PBSG	Title VP, Mktg & Business Dev.

Date 5/18/04	Date 5/11/04

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***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designed as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 1-A to Overture Master Agreement – Supplement 1

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_________________________

***  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designed as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.